                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT


     Know all men by these presents that Marcia D. Alazraki, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.





                                        July 24,1995
                                        ----------------------
                                        Date




                                        /s/ MARCIA D. ALAZRAKI
                                        ----------------------
                                        Marcia D. Alazraki
                                        Director
                                        Allstate Life Insurance Company
                                        of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that Joseph F. Carlino, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                   August 2, 1995
                                   ------------------------------
                                   Date




                                   /s/ JOSEPH F. CARLINO
                                   ------------------------------
                                   Joseph F. Carlino
                                   Director
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that James J. Brazda, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                   July 14,1995
                                   -----------------------------------
                                   Date




                                   /s/ JAMES J. BRAZDA
                                   ------------------------------------
                                   James J. Brazda
                                   Chief Administrative Officer
                                     and Director
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                        July 17, 1995
                                   -----------------------------------
                                        Date




                                   /s/ PETER H. HECKMAN
                                   -----------------------------------
                                   Peter H. Heckman
                                   Vice President and Director
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that Phillip E. Lawson, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                   July 14, 1995
                                   -----------------------------------
                                   Date




                                   /s/ PHILLIP E. LAWSON
                                   -----------------------------------
                                   Phillip E. Lawson
                                   Director
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that Cleveland Johnson, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                   July 15, 1995
                                   -----------------------------------
                                   Date




                                   /s/ CLEVELAND JOHNSON, JR.
                                   -----------------------------------
                                   Cleveland Johnson, Jr.
                                   Director
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                 WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Accoun A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                   July 18, 1995
                                   -----------------------------------
                                   Date




                                   /s/ LOUIS G. LOWER, II
                                   -----------------------------------
                                   Louis G. Lower, II
                                   Chairman of the Board, President
                                   and Director
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that Joseph P. McFadden, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                   July 14, 1995
                                   -------------
                                   Date




                                   /s/ JOSEPH P. MCFADDEN
                                   -----------------------------------
                                   Joseph P. McFadden
                                   Director
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT


     Know all men by these presents that Gerard F. McDermott, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                   December 19, 1995
                                   -----------------
                                   Date



                                   /s/ GERARD F. MCDERMOTT
                                   -----------------------------------
                                   Gerard F. McDermott
                                   Director
                                   Allstate Life Insurance Company
                                   of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that Barry S. Paul, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                   July 20, 1995
                                   -------------
                                   Date




                                   /s/ BARRY S. PAUL
                                   -----------------------------------
                                   Barry S. Paul
                                   Assistant Vice President and Controller
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that Timothy H. Plohg, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                   December 19, 1995
                                   -----------------
                                   Date




                                   /s/ TIMOTHY H. PLOHG
                                   -----------------------------------
                                   Timothy H. Plohg
                                   Vice President and Director
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that John R. Raben, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                   July 14, 1995
                                   -----------------------------------
                                   Date




                                   /s/ JOHN R. RABEN, JR.
                                   -----------------------------------
                                   John R. Raben, Jr.
                                   Director
                                   Allstate Life Insurance Company
                                     of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT


     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                   December 19, 1995
                                   -----------------------------------
                                   Date



                                   /s/ CASEY J. SYLLA
                                   -----------------------------------
                                   Casey J. Sylla
                                   Chief Investment Officer
                                   and Director
                                   Allstate Life Insurance Company
                                   of New York

                                POWER OF ATTORNEY

                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT


     Know all men by these presents that Sally A. Slacke, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any N-4 registration statements and amendments thereto for the Allstate Life of New York Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.




                                   December 19, 1995
                                   -----------------------------------
                                   Date




                                   /s/ SALLY A. SLACKE
                                   -----------------------------------
                                   Sally A. Slacke
                                   Director
                                   Allstate Life Insurance Company
                                        of New York

                                POWER OF ATTORNEY
                  WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                           SEPARATE ACCOUNT A CONTRACT

     Know all men by these presents that Theodore A. Schnell, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Allstate Life of New York Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                   December 20, 1995
                                   -----------------------------------
                                   Date




                                   /s/ THEODORE A. SCHNELL
                                   -----------------------------------
                                   Theodore A. Schnell
                                   Assistant Vice President and Director
                                   Allstate Life Insurance Company
                                     of New York